UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010 (February 9, 2010)

DIGITALGLOBE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Dry Creek Drive, Suite 260 Longmont, Colorado	80503
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 684-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2010, DigitalGlobe, Inc. signed a contract to modify its Service Level Agreement, or SLA, with the National Geospatial-Intelligence Agency, or NGA.  The modification restructures the option for NGA to extend the term of the SLA.  The original option, if exercised, provided for a single nine-month extension of the term, from April 1, 2010 to December 31, 2010.   The modified option grants NGA the option to extend the SLA for three months on the same terms, from April 1, 2010 to June 30, 2010, with six additional options, each for a one-month period, with the last option term expiring on December 31, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	DigitalGlobe, Inc.’s press release, dated February 10, 2010, announcing modification to SLA with NGA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2010	DIGITALGLOBE, INC.
	By:	/s/ Yancey L. Spruill
	Name:	Yancey L. Spruill
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	DigitalGlobe, Inc.’s press release, dated February 10, 2010, announcing modification to SLA with NGA.